    As filed with the Securities and Exchange Commission on August 23, 2000


                                                       Registration No.333-51377

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               HUGHES SUPPLY, INC.
             (Exact Name of Registrant as Specified in its Charter)

            FLORIDA                                        59-0559446
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
Incorporation or Organization)                               Number)

                             20 NORTH ORANGE AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32801
                                 (407) 841-4755
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 J. STEPHEN ZEPF
                      TREASURER AND CHIEF FINANCIAL OFFICER
                               HUGHES SUPPLY, INC.
                             20 NORTH ORANGE AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32801
                            TELEPHONE (407) 841-4755
                       (Name, Address, Including Zip Code,
                        and Telephone Number of Agent for
                                    Service)

                          Copies of Communications to:

   BENJAMIN P. BUTTERFIELD                                 MICHAEL L. JAMIESON
GENERAL COUNSEL AND SECRETARY                              HOLLAND & KNIGHT LLP
     HUGHES SUPPLY, INC.                                  400 NORTH ASHLEY DRIVE
   20 NORTH ORANGE AVENUE                                       SUITE 2300
          SUITE 200                                        TAMPA, FLORIDA 33602
   ORLANDO, FLORIDA 32801                                     (813) 227-8500
       (407) 841-4755

         This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-51377) is being filed to deregister all of the remaining shares of Common Stock that were originally registered on this Form S-3 but were not sold.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Orlando, Florida, on August 22, 2000.


                                             HUGHES SUPPLY, INC.


                                             By: /s/ David H. Hughes
                                                 -------------------------------
                                                     David H. Hughes
                                                     Chairman of the Board and
                                                       Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURE                                        TITLE                            DATE
                     ---------                                        -----                            ----
                                                           Chairman of the Board and Chief        August 22, 2000
               /s/ David H. Hughes                         Executive Officer (principal
--------------------------------------------------
                  David H. Hughes                          executive officer)

                                                           Treasurer and Chief Financial          August 22, 2000
              /s/ J. Stephen Zepf                          Officer (principal financial and
--------------------------------------------------
                  J. Stephen Zepf                          accounting officer)


             /s/ A. Stewart Hall, Jr.                      Director                               August 22, 2000
--------------------------------------------------
                 A. Stewart Hall, Jr.


                          *                                Director                               August 22, 2000
--------------------------------------------------
                 Vincent S. Hughes


                          *                                Director                               August 22, 2000
--------------------------------------------------
                 John D. Baker II


                          *                                Director                               August 22, 2000
--------------------------------------------------
                Robert N. Blackford


                          *                                Director                               August 22, 2000
--------------------------------------------------
                   H. Corbin Day


                                                           Director                               August __, 2000
--------------------------------------------------
                William P. Kennedy


* By:  /s/ David H. Hughes
       -------------------------------------------
           David H. Hughes
           Attorney-in-Fact